1947K/WPAWestern Pacific Airlines
                                                   (CONFIDENTIALITY REQUESTED)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-21 AS
INDICATED BY "(XXX)"


                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                         WESTERN PACIFIC AIRLINES, INC.



                   Exhibit A to Purchase Agreement Number 1947


P.A. No. 1947                          A
K/WPA

AIRCRAFT CONFIGURATION

Dated

relating to

BOEING MODEL 737-300 AIRCRAFT


             The Detail Specification is Boeing Detail Specification D6-38604-28 dated as of even date herewith. Such Detail Specification will be comprised of Boeing Configuration Specification D6-38604, Revision J, dated October 17, 1994, as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document
D6-77124. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.


P.A. No. 1947                          A-1
K/WPA

Exhibit A to
Purchase Agreement No. 1947
Page 2

                                                                           PRICE
                                                                         PER A/P
                                                                       1995$ PER
    CR /  TITLE                                                        A/P PRICE
=======================================================              ===========



 0000DC3208                                                                   NC
 MISCELLANEOUS DEVELOPMENT CHANGES: 737-300
 STATUS: ACCEPT

 0222CG3001                                                                   NC
 ICAO NOISE STANDARDS
 STATUS: ACCEPT

 0253CH3092                                                                   NC
 CHANGE SELECTED BUYER FURNISHED EQUIPMENT
 (BFE) TO SELLER PURCHASED EQUIPMENT (SPE)
 STATUS: ACCEPT

 0310CH3478                                                             [XXXXXX]
 WEIGHT COLLECTOR: MAXIMUM TAXI WEIGHT OF
 139,000 POUNDS, MAXIMUM LANDING WEIGHT OF
 114,000 POUNDS, AND MAXIMUM ZERO FUEL
 WEIGHT OF
 STATUS: ACCEPT

 1110CG3025                                                                   NC
 ENGINE WARNING STRIPES AND DECALS -
 FUSELAGE LOCATIONS
 STATUS: ACCEPT

 2160CG3001                                                                   NC
 CABIN TEMPERATURE INDICATOR - DEGREES
 FAHRENHEIT IN LIEU OF CELSIUS
 STATUS: ACCEPT

 2210CG3009                                                                   NC
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 DEACTIVATION OF CONTROL WHEEL STEERING
 REVERSION IN APPROACH MODE
 STATUS: ACCEPT

 2210CG3010                                                                   NC
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 FLIGHT DIRECTOR TAKEOFF MODE (HEADING
 SELECT)
 STATUS: ACCEPT


P.A. No. 1947                                                                A-2
K/WPA

Exhibit A to
Purchase Agreement No. 1947
Page 3

                                                                           PRICE
                                                                         PER A/P
                                                                       1995$ PER
    CR /  TITLE                                                        A/P PRICE
=======================================================              ===========



 2210CG3022                                                                   NC
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 GLIDE SLOPE CAPTURE INHIBIT BEFORE
 LOCALIZER CAPTURE
 STATUS: ACCEPT

 2210CG3031                                                                   NC
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 CONTROL WHEEL STEERING WARNING
 STATUS: ACCEPT

 2210CG3082                                                              [XXXXX]
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 SPEED AND ALTITUDE INTERVENTION - PUSH
 BUTTON AUTOPILOT ENGAGE MODE CONTROL PANEL
 STATUS: ACCEPT

 2312CH3407                                                                   NC
 VHF COMMUNICATIONS SYSTEM CONTROL PANELS -
 INSTALLATION OF BFE GABLES DEDICATED
 CONTROL PANELS P/N G7400-04
 STATUS: ACCEPT

 2312CH3408                                                                   NC
 VHF COMMUNICATIONS SYSTEM THIRD CONTROL
 PANEL - INSTALLATION OF BFE GABLES
 DEDICATED CONTROL PANEL P/N G7400-04
 STATUS: ACCEPT

 2312CH3427                                                                   NC
 DUAL VHF DATA RADIO COMMUNICATIONS SYSTEM -
 INSTALLATION - BFE ROCKWELL INTERNATIONAL
 CORP
 STATUS: ACCEPT

 2312CH3428                                                              [XXXXX]
 THIRD VHF DATA RADIO COMMUNICATIONS SYSTEM
 - INSTALLATION - BFE ROCKWELL INTERNATIONAL
 CORP
 STATUS: ACCEPT

 2321CG3417                                                                   NC
 SELCAL - INSTALLATION - BFE MOTOROLA/GABLES
 STATUS: ACCEPT


P.A. No. 1947                          A-3
K/WPA

Exhibit A to
Purchase Agreement No. 1947
Page 4

                                                                           PRICE
                                                                         PER A/P
                                                                       1995$ PER
    CR /  TITLE                                                        A/P PRICE
=======================================================              ===========



 2322CH3413                                                              [XXXXX]
 AIRCRAFT COMMUNICATIONS ADDRESSING AND
 REPORTING SYSTEM (ACARS) - INSTALLATION -
 PARTIAL PROVISIONS (VHF
 COMM/DFDAU/FMC/PRINTER
 STATUS: ACCEPT

 2370CG3030                                                                   NC
 SOLID STATE VOICE RECORDER - INSTALLATION -
 BFE LORAL FAIRCHILD
 STATUS: ACCEPT

 2410CG3009                                                                   NC
 CONSTANT SPEED DRIVE (CSD) AND GENERATOR -
 INSTALLATION - SUNDSTRAND
 STATUS: ACCEPT

 2433CG3126                                                              [XXXXX]
 STANDBY POWER - CAPACITY INCREASE AND LOAD
 ADDITION
 STATUS: ACCEPT

 2450CG3V02
 GALLEY G4B POWER - 17.25 KVA IN LIEU OF 12
 KVA
 STATUS: ACCEPT

 2450CG3V04
 GALLEY G1 POWER - 17.25 KVA IN LIEU OF 12
 KVA
 STATUS: ACCEPT

 2511CG3003                                                                   NC
 ADJUSTABLE HEAD RESTS CAPTAIN AND FIRST
 OFFICER CREW SEATS - ADDITION
 STATUS: ACCEPT

 2511CG3024                                                                   NC
 FIRST OBSERVER SEAT INERTIA REEL HARNESS
 INSTALLATION - INERTIA TYPE IN LIEU OF
 NON-INERTIA TYPE
 STATUS: ACCEPT


P.A. No. 1947                          A-4
K/WPA

Exhibit A to
Purchase Agreement No. 1947
Page 5

                                                                           PRICE
                                                                         PER A/P
                                                                       1995$ PER
    CR /  TITLE                                                        A/P PRICE
=======================================================              ===========



 2511CG3025                                                              [XXXXX]
 SECOND OBSERVER'S STATION
 STATUS: ACCEPT

 2520CH3823                                                              [XXXXX]
 INTERIOR ARRANGEMENT - 138 ALL TOURIST
 CLASS, GALLEYS G1, G2, AND G4B AND
 LAVATORIES LA, LD AND LE
 STATUS: ACCEPT

 2523CG3066                                                                   NC
 STAINLESS STEEL IDENTIFICATION PLATE
 STATUS: ACCEPT

 2541CH3042                                                                   NC
 LIQUID SOAP DISPENSER - LAVATORY
 STATUS: ACCEPT

 2550CG3006                                                                   NC
 FWD AND AFT CARGO COMPARTMENT FLOOR PANEL
 REVISION - ALL ALUMINUM PANELS IN LIEU OF
 FIBERGLASS
 STATUS: ACCEPT

 2564CH3094                                                               [XXXX]
 EMERGENCY EQUIPMENT STOWAGE BOXES -
 LAVATORY LE MOUNTED
 STATUS: ACCEPT

 2611CG3001                                                               [XXXX]
 MAIN ENGINE AND APU (GARRETT GTCP85-129)
 FIRE/OVERHEAT DETECTION SYSTEM - SYSTRON
 DONNER IN LIEU OF KIDDE
 STATUS: ACCEPT

 2622CG3009                                                               [XXXX]
 APU FIRE EXTINGUISHER BOTTLE - INSTALLATION
 - WITH PRESSURE GAUGE
 STATUS: ACCEPT

 2811CG3001                                                              [XXXXX]
 FUEL TANK WATER SCAVENGING SYSTEM -
 INSTALLATION - 737-300 AND 737-500
 STATUS: ACCEPT


P.A. No. 1947                          A-5
K/WPA

Exhibit A to
Purchase Agreement No. 1947
Page 6

                                                                           PRICE
                                                                         PER A/P
                                                                       1995$ PER
    CR /  TITLE                                                        A/P PRICE
=======================================================              ===========



 2844CG3015                                                                   NC
 FUEL MEASUREMENT STICKS IN POUNDS WITH
 CONVERSION TABLES IN U.S. GALLONS
 STATUS: ACCEPT

 3030CG3001                                                              [XXXXX]
 PITOT AND TEMPERATURE PROBES -REDUCED
 VOLTAGE DURING GROUND OPERATIONS
 STATUS: ACCEPT

 3131CG3112                                                                   NC
 ACCELEROMETER - INSTALLATION - BFE BENDIX
 STATUS: ACCEPT

 3131CG3569                                                                   NC
 SOLID STATE DIGITAL FLIGHT DATA RECORDER -
 INSTALLATION - BFE SUNDSTRAND - 64 WPS
 STATUS: ACCEPT

 3131CH3588                                                              [XXXXX]
 DIGITAL FLIGHT DATA ACQUISITION UNIT
 (737/57/67) WITH ACMS PROVISIONS AND
 INTERNAL OPTICAL DISK DRIVE - BFE TELEDYNE
 - P/N
 STATUS: ACCEPT

 3135CH3075                                                               [XXXX]
 ARINC 740 MULTIPORT PRINTER PROVISIONS, AND
 PROVISIONS FOR EVENT/PRINT MODULE
 STATUS: ACCEPT

 3200CG3003                                                               [XXXX]
 LANDING GEAR CARD FILE REPLACEMENT
 SELF-TEST FEATURE
 STATUS: ACCEPT

 3260CG3001                                                              [XXXXX]
 ADDITION OF SECONDARY MAIN AND NOSE LANDING
 GEAR DOWN AND LOCKED CONDITION INDICATOR
 STATUS: ACCEPT



P.A. No. 1947                          A-6
K/WPA

Exhibit A to
Purchase Agreement No. 1947
Page 7

                                                                           PRICE
                                                                         PER A/P
                                                                       1995$ PER
    CR /  TITLE                                                        A/P PRICE
=======================================================              ===========



 3260CG3002                                                                   NC
 ADDITION OF SECONDARY GEAR INDICATION INPUT
 SENSOR SWITCHING IN THE E/E COMPARTMENT
 STATUS: ACCEPT

 3351CH3029                                                               [XXXX]
 FLOOR PROXIMITY EMERGENCY ESCAPE PATH
 MARKING SYSTEM INSTALLATION - SFE SEAT
 MOUNTED SYSTEM
 STATUS: ACCEPT

 3422CG3007                                                                   NC
 FILLED INTEGRATED CUE - FLIGHT DIRECTOR
 COMMAND
 STATUS: ACCEPT

 3422CG3013                                                                   NC
 RADIO ALTITUDE ON EADI - RISING RUNWAY
 STATUS: ACCEPT

 3422CG3015                                                                   NC
 FMA DISPLAY LOCATION - TOP
 STATUS: ACCEPT

 3422CG3016                                                                   NC
 RANGE ARCS SUPPRESSED
 STATUS: ACCEPT

 3422CG3021                                                                   NC
 SINGLE CHANNEL AUTOPILOT ANNUNCIATION
 STATUS: ACCEPT

 3422CG3022                                                              [XXXXX]
 AIRSPEED TAPE ON EADI
 STATUS: ACCEPT

 3422CG3040                                                                   NC
 AIRSPEED TREND ON SPEED TAPE
 STATUS: ACCEPT

 3422CG3049                                                                   NC
 NAVAID DISPLAY SUPPRESSION ON EFIS
 STATUS: ACCEPT


P.A. No. 1947                          A-7
K/WPA

Exhibit A to
Purchase Agreement No. 1947
Page 8

                                                                           PRICE
                                                                         PER A/P
                                                                       1995$ PER
    CR /  TITLE                                                        A/P PRICE
======================================================               ===========



 3422CG3084                                                                   NC
 EFIS PIN SELECTABLE FEATURE - ADF
 POINTER(S) DISPLAY ON EFIS MAP MODE
 STATUS: ACCEPT

 3422CG3091                                                                   NC
 RADIO ALTITUDE ALERT ON EADI - 2500 FEET
 STATUS: ACCEPT

 3422CG3144                                                               [XXXX]
 INSTALLATION OF EFIS/IRS INSTRUMENT
 SWITCHING INDICATION LIGHT ADJACENT TO EACH
 EADI
 STATUS: ACCEPT

 3422CG3241                                                                   NC
 ANALOG ILS FAILURE FLAGS DISPLAY ON EADI
 AND EHSI
 STATUS: ACCEPT

 3422CG3244                                                                   NC
 TCAS 3NM RANGE RING ON EHSI
 STATUS: ACCEPT

 3431CG3020                                                                   NC
 DUAL VHF NAVIGATION - INSTALLATION - BFE
 ROCKWELL INTERNATIONAL CORP
 STATUS: ACCEPT

 3432CG3017                                                                   NC
 MARKER BEACON - INSTALLATION - BFE ROCKWELL
 INTERNATIONAL CORP
 STATUS: ACCEPT

 3433CG3036                                                                   NC
 LOW RANGE RADIO ALTIMETER (LRRA) -
 INSTALLATION - BFE ROCKWELL INTERNATIONAL
 CORP
 STATUS: ACCEPT


P.A. No. 1947                          A-8
K/WPA

Exhibit A to
Purchase Agreement No. 1947
Page 9

                                                                           PRICE
                                                                         PER A/P
                                                                       1995$ PER
    CR /  TITLE                                                        A/P PRICE
=======================================================              ===========



 3435CH3034                                                              [XXXXX]
 FLIGHT DYNAMICS CAPTAIN ONLY HEAD UP
 GUIDANCE SYSTEM - COMPLETE BFE INSTALLATION
 - EFIS EQUIPPED AIRPLANES
 STATUS: ACCEPT

 3443CH3099                                                              [XXXXX]
 WEATHER RADAR SYSTEM - ARINC 708A SINGLE
 WEATHER RADAR SYSTEM WITH PREDICTIVE
 WINDSHEAR - PARTIAL PROVISIONS
 STATUS: ACCEPT

 3443CH3187                                                                   NC
 WEATHER RADAR - INSTALLATION - BFE -
 ROCKWELL (WITH DEACTIVATED PREDICTIVE
 WINDSHEAR) - 737-400
 STATUS: ACCEPT

 3445CG3163                                                                   NC
 TCAS II - INSTALLATION - BFE ROCKWELL
 INTERNATIONAL CORP/GABLES ENGINEERING INC
 STATUS: ACCEPT

 3446CH3161                                                                   NC
 ACTIVATION OF DESCENT BELOW MINIMUMS (MODE
 6) FEATURE - GROUND PROXIMITY WARNING
 SYSTEM
 STATUS: ACCEPT

 3455CG3003                                                                   NC
 DISTANCE MEASURING EQUIPMENT (DME) -
 INSTALLATION - BFE ROCKWELL INTERNATIONAL
 CORP WITH AGILITY MODE
 STATUS: ACCEPT

 3457CG3036                                                                   NC
 AUTOMATIC DIRECTION FINDER (ADF) -
 INSTALLATION - BFE ROCKWELL INTERNATIONAL
 CORP
 STATUS: ACCEPT



P.A. No. 1947                          A-9
K/WPA

Exhibit A to
Purchase Agreement No. 1947
Page 10

                                                                           PRICE
                                                                         PER A/P
                                                                       1995$ PER
    CR /  TITLE                                                        A/P PRICE
=======================================================              ===========



 3458CG3029                                                              [XXXXX]
 GLOBAL POSITIONING SYSTEM (GPS) -
 INSTALLATION - PARTIAL PROVISIONS
 STATUS: ACCEPT

 3458CG3034                                                              [XXXXX]
 GLOBAL POSITIONING SYSTEM (GPS) -
 INSTALLATION - HONEYWELL INC
 STATUS: ACCEPT

 3461CG3004                                                                   NC
 BUYER FURNISHED NAVIGATION DATA BASE
 STATUS: ACCEPT

 3461CG3009                                                                   NC
 FMC FLIGHT NUMBER ENTRY
 STATUS: ACCEPT

 3461CG3013                                                                   NC
 FMC TEMPERATURE SELECTION - DEGREES F
 DEFAULT
 STATUS: ACCEPT

 3461CG3042                                                                   NC
 FMS BUILT-IN TEST EQUIPMENT PRINTER
 RECEPTACLES
 STATUS: ACCEPT

 3461CH3188                                                                   NC
 AIRBORNE DATA LOADER - ARINC 615 - BFE
 TELEDYNE, P/N 2230666-01-A INSTALLATION -
 FMC, ACARS AND DFDAU INTERFACE
 STATUS: ACCEPT

 3461CG3226                                                             [XXXXXX]
 FMC REVISION - SINGLE U8, 1MEG IN LIEU OF
 SINGLE U7, 256K
 STATUS: ACCEPT

 3461CG3313                                                                   NC
 FMC OPTIONAL FEATURE - SELECTED COURSE LINE
 DISPLAY DELETION ON EFIS MAP
 STATUS: ACCEPT


P.A. No. 1947                          A-10
K/WPA

Exhibit A to
Purchase Agreement No. 1947
Page 11

                                                                           PRICE
                                                                         PER A/P
                                                                       1995$ PER
    CR /  TITLE                                                        A/P PRICE
======================================================               ===========



 3500CG3011                                                                   NC
 OXYGEN SYSTEM - ALL TUBING AND FITTINGS
 WITH STAINLESS STEEL IN LIEU OF ALUMINUM
 STATUS: ACCEPT

 3530CH3026                                                                 [XX]
 SMOKEHOOD ADDITION IN FLIGHT COMPARTMENT -
 BFE - PURITAN BENNETT P/N 119003
 STATUS: ACCEPT

 3810CG3V04
 POTABLE WATER FILL PORT - REPLACE EXISTING
 CAP WITH HINGED CAP
 STATUS: ACCEPT

 3832CG3V01
 TOILET BOWL PUMP AND DRAIN VALVE QUICK
 DISCONNECT - MONOGRAM TOILET TANK
 STATUS: ACCEPT

 3832CG3V05
 HEATER COLLAR - INSTALLATION - LAVATORY
 SERVICE LINES
 STATUS: ACCEPT

 3832CG3V13
 VACUUM BREAKER CHECK VALVE - INSTALLATION -
 TOILET FILL AND FLUSH LINE
 STATUS: ACCEPT

 4930CG3012                                                              [XXXXX]
 APU FUEL BOOST PUMP - INSTALLATION
 STATUS: ACCEPT

 5121CG3067                                                               [XXXX]
 ADDITIONAL CORROSION PROTECTION FOR
 INTEGRAL FUEL TANKS - EXTREME ENVIRONMENT
 STATUS: ACCEPT

 5531CG3001                                                                   NC
 VERTICAL STABILIZER RUDDER SEAL REVISION
 STATUS: ACCEPT


P.A. No. 1947                          A-11
K/WPA

Exhibit A to
Purchase Agreement No. 1947
Page 12

                                                                           PRICE
                                                                         PER A/P
                                                                       1995$ PER
    CR /  TITLE                                                        A/P PRICE
=======================================================              ===========


 5752CG3001                                                              [XXXXX]
 WING TRAILING EDGE FLAPS - KARON
 SELF-LUBRICATED BEARINGS IN LIEU OF GREASED
 BEARINGS
 STATUS: ACCEPT

 5753CG3006                                                               [XXXX]
 WING LEADING EDGE SLATS - KARON
 SELF-LUBRICATED BEARINGS IN LIEU OF GREASED
 BEARINGS
 STATUS: ACCEPT

 5754CG3001                                                               [XXXX]
 WING TRAILING EDGE SPOILERS - KARON
 SELF-LUBRICATED BEARINGS IN LIEU OF GREASED
 BEARINGS
 STATUS: ACCEPT

 7200MK3120                                                                   NC
 INTERMIX SUBSTITUTION OF CFM56-3C-1
 BASELINE ENGINES OPERATED AT 22,000 POUNDS
 THRUST WITH CFM56-3-B1 ENGINES
 STATUS: ACCEPT

 7200CG3191                                                                   IB
 CFM56-3C-1 ENGINES OPERATIONAL THRUST
 INCREASE FROM 20,000 LBS TO 22,000 LBS -
 DERATE/INTERMIX/SUBSTITUTION WITH
 CFM56-3B-2 FOR
 STATUS: ACCEPT

 7740CH3047                                                               [XXXX]
 MAIN ENGINE EGT INDICATION REVISION FOR
 TRANSITORY EXCURSIONS ABOVE 930 DEGREES C
 REDLINE - EIS AIRPLANES
 STATUS: ACCEPT

 7910CG3001                                                                   NC
 ENGINE OIL TANK PRESSURE FILL, QUICK
 DISCONNECT ADDITION
 STATUS: ACCEPT


      CR'S    91                                 TOTAL                [XXXXXXXX]


P.A. No. 1947                          A-12
K/WPA